Exhibit 24

EXXON MOBIL CORPORATION

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints William M. Colton, Richard E. Gutman and David S. Rosenthal, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 relating to the issuance of the registrant's common stock under its 2003 Incentive Program and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature

Title

Date

/s/ Rex W. Tillerson

Chairman of the Board  and

July 25, 2007

Rex W. Tillerson

Chief Executive Officer

(Principal Executive Officer)

/s/ Michael J. Boskin

Director

July 25, 2007

Michael J. Boskin

/s/ William W. George

Director

July 25, 2007

William W. George

/s/ James R. Houghton

Director

July 25, 2007

James R. Houghton

/s/ William R. Howell

Director

July 25, 2007

William R. Howell

/s/ Reatha Clark King

Director

July 25, 2007

Reatha Clark King

/s/ Philip E. Lippincott

Director

July 25, 2007

Philip E. Lippincott

/s/ Marilyn Carlson Nelson

Director

July 25, 2007

Marilyn Carlson Nelson

Signature

Title

Date

/s/ Samuel J. Palmisano

Director

July 25, 2007

Samuel J. Palmisano

/s/ Steven S Reinemund

Director

July 25, 2007

Steven S Reinemund

/s/ Walter V. Shipley

Director

July 26, 2007

Walter V. Shipley

/s/ J. Stephen Simon

Director

July 25, 2007

J. Stephen Simon

/s/ Donald D. Humphreys

Treasurer

July 31, 2007

Donald D. Humphreys

(Principal Financial Officer)

/s/ Patrick T. Mulva

Controller

July 30, 2007

Patrick T. Mulva

(Principal Accounting Officer)